UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report: (Date of earliest event reported)  February 10, 2009

RF INDUSTRIES, LTD.
(Name of small business issuer in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-13301 (Commission File Number)	88-0168936 (I.R.S. Employer Identification No.)
7610 Miramar Road, Bldg. 6000, San Diego, California 92126-4202 (Address of Principal Executive Offices) (858) 549-6340 (Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Bylaws

On February 10, 2009, the Board of Directors, or the Board, of RF Industries, Ltd. (the “Corporation”) adopted new amended and restated bylaws (the “Restated Bylaws”) of the Corporation, effective the same day.  The Corporation’s bylaws as previously in effect, are referred to herein as the “Prior Bylaws.”  The following is a summary of certain changes effected by adoption of the Restated Bylaws.

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Article I (Offices And Corporate Seal), Section 1 (Principal Office) and Section 2 (Other Offices) of the Prior Bylaws have been replaced by Article I (Offices) of the Restated Bylaws, which provides more flexibility as to where the Corporation may have offices.

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Article II (Shareholders), Section 1 (Shareholder’s Meetings) of the Prior Bylaws has been replaced by Article II (Meeting Of Stockholders), Section 1 of the Restated Bylaws, to clarify that in the absence of a designation by the Board, stockholder meetings shall be held at the principal executive office of the Corporation.

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Article II, Section 2 (Annual Meetings) of the Prior Bylaws has been replaced by Article II, Section 2 of the Restated Bylaws, which describes how the business may be properly brought before the annual meeting of stockholder, and provides that notice of any stockholder’s intent to propose any action for consideration at any stockholders meeting is timely if provided by the date specified in Rule 14a-8 of the Securities Act of 1934.

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Article II, Section 3 (Notice of Annual Meetings) of the Prior Bylaws has been replaced by Article II, Section 7 of the Restated Bylaws.  Article II, Section 7 of the Restated Bylaws modifies the maximum number of days before the date of a meeting that written notice of such meeting shall be given to stockholders entitled to vote from 50 days provided in the Prior Bylaws to 60 days.

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Article II, Section 5 (Special Meetings of Shareholders) of the Prior Bylaws has been replaced by Article II, Section 6 of the Restated Bylaws, which permits a majority of the Board of Directors to request special meetings of the stockholders.

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Article II, Section 3 of the Restated Bylaws supplements Article II, Section 7 (Quorum and Adjournment) of the Prior Bylaws to add a provision that a quorum shall not be broken by the withdrawal of enough votes to leave less than a quorum, and that the votes present at the meeting may thereafter continue to transact business until adjournment.

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Article II, Section 9 (Voting) of the Prior Bylaws has been supplemented by new Article II, Section 5 of the Restated Bylaws, which provides that all proxies must be filed with the Secretary of the Corporation at the beginning of each meeting to be counted in any vote at the meeting.

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Article II, Section 10 (Action Without Meeting) of the Prior Bylaws has been replaced by Article II, Section 9 of the Restated Bylaws, which provides that written consent of stockholders can be effectuated by holders of a majority of the voting power of the Corporation’s stock.  The Prior Bylaws required the written consent of the holders of all of the outstanding shares entitled to vote.

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Article II, Section 11 (Waiver of Notice) and Article III (Directors), Section 11 of the Prior Bylaws has been replaced by Article X (General Provisions) “Notices”, which indicates that whenever a notice is required to be given, a waiver thereof in writing, signed by the person(s) entitled to said notice, shall be deemed equivalent thereto.

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Article III, Section 2 (Vacancies) of the Prior Bylaws has been supplemented in Article III, Section 2 of the Restated Bylaws to provide that if a vacancy on the Board, or any newly created directorship, is filled by less than a majority of the whole Board, any stockholders holding at least ten percent of the voting power of the Corporation’s stock may immediately order an election to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

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Article III, Section 7 (Special Meetings) of the Prior Bylaws has been replaced by Article IV, Section 2 of the Restated Bylaws, which provides that the President alone may call special meetings of the Board.  The Restated Bylaws also provides that special meetings must be called by the President or Secretary of the Corporation on the written request of two directors, unless the Board has only one director.

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Article III, Section 9 of the Restated Bylaws provides that unless otherwise restricted by the Articles of Incorporation or the Bylaws, members of the Board or any committee designated by the Board may participate in a meeting of the Board, or any committee, via conference telephone or similar communications whereby such participation shall constitute presence in a meeting.

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Article V, Section 1 of the Restated Bylaws adds a provision that authorizes directors to designate committees and specified the process by which members of committees may be selected, the composition of committees, and the powers and limitations of designated committees is provided.  New Article V, Section 2 requires that each committee keep regular minutes of its meetings.

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The Restated Bylaws have been updated to include Article VII (Indemnification).  The new provisions specify the circumstances under which a person shall be indemnified by the Corporation, the type of expenses against which a person my be indemnified, and the processes by which a determination may be made that indemnification by the Corporation of the director, officer, employee, or agent is proper in the circumstances.  Additionally, these new provisions allow the Board, by a majority vote of a quorum of the Board, to authorize the Corporation to purchase insurance on behalf of any director, officer, employee or agent against any liability against him, whether or not the Corporation would have the power to indemnify him against such liability.

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Article IV (Officers), Section 1 (Designation of Titles) of the Prior Bylaws has been replaced by Article VIII (Officers), Section 1 of the Restated Bylaws, which permits the Corporation’s Vice Presidents to be chosen by the Board, and provides that the Board may also choose a Chief Executive Officer, and any other officers that the Board deems necessary, and that any number of offices, including offices of President and Secretary, may be held by the same person, unless the Articles of Incorporation or these By-Laws otherwise provide.

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Article IV, Section 5 (Chairman of the Board) of the Prior Bylaws has been replaced by Article VIII, Section 6 of the Restated Bylaws, which separates the duties of the Chairman of the Board, if one be elected, from those of the Chief Executive Officer of the Corporation.

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Article IV, Section 6 (President) of the Prior Bylaws has been replaced by Article VIII, Section 7 and 8 of the Restated Bylaws, which provide more specificity regarding the duties of the Chairman of the Board, if there be one, the Chief Executive Officer, and the President.

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Article IV, Section 8 (Secretary) and 10 (Assistant Secretaries) of the Prior Bylaws have been replaced by Article VIII, Section 10 and 11 of the Restated Bylaws to provide that the Board may give general authority to another officer besides the Secretary to affix the seal of the Corporation and to attest the affixing by his signature, and to provide that the Assistant Secretary shall serve the role of the Secretary in the Secretary’s absence or disability.

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Article IV, Section 9 (Treasurer) and 11 (Assistant Treasurers) of the Prior Bylaws have been replaced by Article VIII, Section 12 and 13 of the Restated Bylaws to further clarify the duties of the Treasurer and of the Assistant Treasurer.

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Article VI (Certificates Of Stock) of the Restated Bylaws is more comprehensive than Article IX (Stock Certificates) of the Prior Bylaws.  New provisions in Article IX include, among other terms, a provision detailing the language that must be set forth or summarized on the back of the stock certificate, such as the voting powers, designations, preferences, and limitations of each class of stock or series thereof, if the Corporation is authorized to issue more than one class of stock or more than one series of any class.

•	New Article X (General Provisions) of the Restated Bylaws contains new general provisions typically found in bylaws regarding the corporate seal, notices, checks, the fiscal year and distributions.

•	Article XI (Amendments) of the Restated Bylaws supplements the Prior Bylaws to grant the stockholders of the Corporation to be alter, amend or repeal the Restated Bylaws.

The above descriptions are qualified in their entirety by the full text of the Amended and Restated Bylaws in the form attached to this Form 8-K as Exhibit 3.1, and is incorporated herein by reference.

Item 9.01          Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Bylaws, adopted February 10, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 11, 2009

	By:	/s/ Howard Hill
Howard Hill
President, Chief Executive Officer